                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 25, 2000




                            MOHAWK INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                        01-19826                       52-1604305
---------------                ----------------              -------------------
(State or other                (Commission File                 (IRS Employer
Jurisdiction of                     Number)                  Identification No.)
Incorporation)



              160 South Industrial Blvd., Calhoun, Georgia 30701
--------------------------------------------------------------------------------
         (Address, including zip code, of principal executive offices)

                                (706) 629-7721
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 5.  Other Events
         ------------

         On September 25, 2000, Mohawk Industries, Inc. ("Mohawk") issued a press release announcing that it has been selected to become a national distributor of Congoleum Corporation products. A copy of such press release is included as an exhibit to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and
         ---------------------------------------------------------
         Exhibits.
         ---------

      C. Exhibits

         99.1 Press Release dated September 25, 2000

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Mohawk Industries, Inc.



Date: September 25, 2000                By: /s/ Frank H. Boykin
                                            ------------------------
                                                Frank H. Boykin
                                                Corporate Controller

                               INDEX TO EXHIBITS
                               -----------------

Exhibit
-------


99.1     Press Release dated September 25, 2000